Supplement to the
Fidelity® SAI Long-Term Treasury Bond Index Fund
April 29, 2024
Summary Prospectus

Richard Munclinger no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
SV5-SUSTK-0125-103 1.9885354.103	January 31, 2025